                                                                    Exhibit 10.7

                            NUMATICS, INCORPORATED
                AMENDED AND RESTATED DEFERRED COMPENSATION PLAN

     This Amended and Restated Deferred Compensation Plan is adopted December 28, 1995, by Numatics, Incorporated (the "Company").

RECITALS:

     (A) On November 29, 1990, the Company, then known as Numatics Acquisition Corporation, adopted the Numatics Acquisition Corporation Deferred Stock Compensation Plan. The plan as amended through December 27, 1995, is called the "Original Plan." The plan as amended and restated in this document, and as hereafter amended, is called the "Plan."

     (B) Each Eligible Employee was allocated certain benefits under the Original Plan which would become payable upon the occurrence of a future Distribution Event, pursuant to paragraph 6 of the Original Plan.

     (C) No Eligible Employee has a current right to receive benefits under the Original Plan.

     (D) In connection with a restructuring of the Company's ownership, it is desirable for the Company to have greater certainty about the dollar amounts and due dates of the Company's future deferred compensation obligations to Eligible Employees. Additionally, the senior lender providing financing for the restructuring transactions requires a pledge of all the Company's outstanding stock, including that presently held in the "rabbi trust" that secures the Company's obligations under the Original Plan (subject to claims of the Company's general creditors in the event of insolvency). The Company therefore wishes to amend and restate the Original Plan as provided in this document and to terminate said trust. The Eligible Employees are agreeable to such amendment, restatement, and termination, having determined that the value of benefits under the Plan (as amended and restated) are equal to or greater than the value of benefits accrued under the Original Plan.

     NOW, THEREFORE, the Original Plan is hereby amended and restated to read as follows:

     1. Purpose. The purpose of the Plan is to provide deferred compensation to Company executives who have rendered and continue to render valuable services to the Company, and by so doing to reward those executives for their efforts on behalf of the Company and encourage their retention as executives.
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     2.  Eligible Employees.  Benefits shall be paid under this Plan to Company executives identified in attached Exhibit A, in the corresponding amount set forth in Exhibit A. Each such executive (herein called an "Eligible Employee") is a select management or highly compensated employee of the Company (as described in Section 201(2) of the Employee Retirement and Income Security Act of 1974, as amended).

     3. Deferred Compensation Accounts. The deferred compensation amount allocated to each Eligible Employee pursuant to Section 2 has been credited to a deferred compensation account in the name of the Eligible Employee.

     4.  Payments to Eligible Employees.  The Company will pay to each
Eligible Employee who remains in active Company service through the later of (i) November 29, 2002 or (ii) the twelfth anniversary of his commencement of employment with the Company and thereafter ceases to be a Eligible Employee as a result of retirement prior to age 65, voluntary resignation, or discharge (other than for Involuntary Discharge With Cause), an amount equal to the deferred compensation account established in his name, without interest, in regular installments over a period of five years, commencing within 60 days after the date the individual so ceases to be an Eligible Employee. However, no payments under the Plan shall commence for any reason prior to January 31, 2004. If the Company is obligated to make payments under the Plan to more than one Eligible Employee (or beneficiary) at the same time and if the total annual obligations exceed 3% of the Company's prior year earnings before interest, taxes, depreciation, and amortization (as determined by the Company's regular certified public accountants), then annual payments under the Plan to each Eligible Employee (or beneficiary) shall be ratably reduced so that such payments do not, in the aggregate, exceed such 3% amount, and for each year in which there is such a reduction there shall be a corresponding one-year increase in the duration of installment payments for each such Eligible Employee (or beneficiary).

     If an Eligible Employee dies while he is an Eligible Employee or ceases to be a Eligible Employee of the Company by reason of retirement at or after age 65 or mental or physical disability (as determined by the Committee based on a certificate furnished by a physician acceptable to the Committee), payment of the deferred compensation account established in the name of the Eligible Employee, in accordance with the preceding paragraph, will commence within 60 days after the Eligible Employee's death, retirement, or termination by reason of disability; provided that no payments under the Plan shall commence for any reason prior to January 31, 2004.

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     5.  Release and Non-Disclosure/Non-Competition Agreement. As a condition precedent to commencement of payments under the Plan, and in consideration of such payments, an Eligible Employee may be required (if the Company then requires him to do so) --

     (a) to execute and acknowledge a general release of all claims against the Company in such form as the Company may then reasonably require; and

     (b) to execute or ratify and thereafter perform a Non-competition/Non-disclosure Agreement in such form as the Company may then reasonably require.

     6. Payments to Beneficiaries. In the event of the death of a Eligible Employee either before or after payments under the Plan have commenced to be made, but before all payments required to be made to the Eligible Employee have been made, any remaining payments shall be made to the Eligible Employee's designated beneficiary. In the event of the death of the Eligible Employee's designated beneficiary after commencement of payments to the beneficiary and before receiving all payments required to be made to the beneficiary under the Plan, an amount equal to the deferred compensation account in the name of the Eligible Employee shall be paid in a lump sum to the estate of the beneficiary. The beneficiary designated by the Eligible Employee may be changed by the Eligible Employee without the consent of any prior beneficiary by filing a new designation of beneficiary form with the Committee before the Eligible Employee's death. If no such beneficiary is designated, or if no designated beneficiary survives the Eligible Employee, an amount equal to the deferred compensation account in the name of the Eligible Employee shall be paid to the Eligible Employee's estate.

     7. Involuntary Discharge With Cause. If the employment of an Eligible Employee shall be terminated by the Company or any subsidiary for any of the following reasons (which shall be determined by the Committee), such termination shall be deemed to have been for an "Involuntary Discharge With Cause" and his entire deferred compensation account shall be forfeited simultaneously with such termination of employment. Such reason shall be deemed to exist where an Eligible Employee's employment is terminated as a result of (i) willful and gross neglect of duties, (ii) conviction of a felony, and/or (iii) serious misconduct in the course of employment involving dishonesty.

     8. Administration. The Plan shall be administered by a committee (the "Committee") of at least one individual who shall be appointed by, and hold office at the pleasure of, the Board of Eligible Employees of the Company. The Committee shall administer the Plan and shall have any and all powers, authority and duties which shall be necessary and proper to enable it to carry out that function, including by way of illustration and not limitation, the

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power and duty to construe and interpret the Plan, to prescribe procedures to be followed by Eligible Employees and beneficiaries for filing designation of beneficiary forms, applications for benefits, and any other forms required or desirable under the Plan, to prepare and furnish such forms to Eligible Employees, to maintain records of the deferred compensation accounts in the names of Eligible Employees, and to designate individuals to assist in the administration of the Plan.

     9. Unsecured General Creditors. Nothing included in the Plan and no action taken pursuant to the provisions of the Plan shall create, or be construed to create, a trust of any kind for the benefit of any Eligible Employee, beneficiary or other person. Any funds which may be invested or set aside to provide benefits under the Plan shall continue for all purposes to be part of the general funds of the Company, and no person other than the Company shall by virtue of the provisions of the Plan have any interest in such funds. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company, and the Company's obligations under the Plan constitute only contractual promises by the Company to make benefit payments under the Plan in the future. It is the intention of the Company that the Plan be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended.

     10. Non-Assignability. No Eligible Employee or beneficiary of a Eligible Employee shall have the right to transfer, assign, pledge, or encumber his right to receive payments under the Plan, except as provided in Section 6 in the event of the death of a Eligible Employee. A Eligible Employee's rights to payment(s) under the Plan are not subject in any manner to anticipation, alienation, sale, attachment, or garnishment by creditors of the Eligible Employee or the Eligible Employee's beneficiary.

     11. No Right to Continue in Company's Employ. Nothing included in the Plan nor any action taken under the Plan shall be construed as a contract or other arrangement between the Company and any Eligible Employee giving the Eligible Employee any right to be retained as an executive, officer, or employee of the Company for any specific period of time.

     12.  The Effect of a Company Change in Control.

     (a) Rights under this Plan shall be affected as hereinafter described by a Company Change in Control. A "Company Change in Control," solely for the purposes of this Plan, shall mean one or more of the following events:

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          (i)  The acquisition, after December 31, 1995, of beneficial ownership of 51% or more of any class of the Company's voting common stock then outstanding by any person (including a group, within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 (the "1934 Act")), other than:

          (A) the trustee of any Company-sponsored employee benefit plan,

          (B) the Company or any of its subsidiaries,

          (C) John H. Welker, his spouse or descendants, or trusts for the benefit of such individuals, or

          (D) trusts or foundations established by John H. Welker or by any of the individuals or trusts mentioned in (C), above.

          (ii) The first purchase, after December 31, 1995, under a tender offer or exchange offer for 51% or more of any class of the Company's voting common stock then outstanding, other than an offer by:

          (A) the trustee of any Company-sponsored employee benefit plan,

          (B) the Company or any of its subsidiaries,

          (C) John H. Welker, his spouse or descendants, or trusts for the benefit of such individuals, or

          (D) trusts or foundations established by John H. Welker or by any of the individuals or trusts mentioned in (C), above.

          (iii) The first day on which less than a majority of the total membership of the Board shall be Continuing Directors;

          (iv) The effective date of a transaction (or a group of related transactions) in which more than 50% in fair market value of the assets of the Company are disposed of pursuant to a partial or complete liquidation, a spin-off, a sale of assets or otherwise; or

          (v) The date on which the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 51% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger of consolidation.

     (b) For purposes of this Section 12, the following terms shall have the following meanings:

          (i) "Continuing Director" shall mean any director of the Company who either (1) is a member of the Board on the date this Plan is adopted by the Board and has not terminated membership on the Board, or (2) is recommended or elected to the Company's Board of Directors by at least three-quarters of the Continuing Directors.

          (ii) "Person" shall mean a person as defined in Section 3(a)(9) of the 1934 Act, "beneficial ownership" shall be determined in accordance with Rule 13d-3 promulgated under the 1934 Act or any successor regulation, the term "group" shall mean a group as described in Rule 13d-5 promulgated under the 1934 Act or any successor regulation, and the formation of a group hereunder shall have the effect described in paragraph (b) of said Rule 13d-5 or any successor regulation. Anything hereinabove to the contrary notwithstanding, however: (a) relationships by blood, adoption or marriage between or among two or more persons shall not be deemed to constitute any of such persons a member of a group with any other such persons; (b) action taken or agreed to be taken by any person acting in his official capacity as an officer or director of the Company shall not be deemed to constitute such person a member of a group with any other person, and (c) formation of a group shall not constitute an acquisition by the group (or any member thereof) of beneficial ownership of any shares of the Company's voting common stock beneficially owned by any member of such group and acquired by such group member in an Excluded Acquisition.

          (iii) "Excluded Acquisition" means any acquisition of shares of voting common stock from the Company (whether or not for consideration) or from any person by operation of law (including but not limited to the laws of descent and distribution), by will, by gift or by foreclosure of a security interest given to secure a bona fide loan, or any acquisition consummated prior to January 1, 1996.

     (c) At the time a Company Change in Control takes effect, the Account of each Eligible Employee shall become fully vested and payable in accordance with the first paragraph of Section 4, commencing within 60 days after the effective date of the Company Change in Control, provided that payments shall in no event commence prior to January 31, 2004.

     (d) It is this Plan's intent not to make "excess parachute payments," as defined in Section 280G of the Internal Revenue Code of 1986, as it may be amended or superseded (the "Code"), which would be nondeductible for Federal income tax purposes by the Company. Consequently, if payments resulting solely from the operation of this Article would be nondeductible by the Company for Federal income tax purposes due to Section 280G of the Code, as being in excess of reasonable compensation or three times the base amount specified in Section 280G(b)(3), such payments shall be reduced by the smallest amount required so that no payments are nondeductible under Section 280G of the Code. If any payments previously made to or for the benefit of an Employee from this Plan or any other plan or agreement are subsequently determined to be nondeductible because of Section 280G of the Code, such Employee shall be required to promptly repay the Company, at its request, the smallest amount necessary so that, after giving effect to such repayments to the Company, no payments to or for the benefit of the Employee (or the smallest amount possible) will be nondeductible under said Section 280G; provided, however, that any such repayments, adjusted for the time value of such amounts under the principles of Section 1274(b)(4) of the Code, may not exceed the amount of payments originally made from this Plan or any other plan or agreement. The Committee may establish procedures to carry out the provisions of this section.

     (e) The terms and provisions of this Section 12 shall become effective only in the event of a Company Change in Control as defined in this section of the Plan.

     13. Arbitration. Any claim or controversy arising out of or relating to the Plan shall be submitted to arbitration in Michigan in accordance with the rules then obtaining of the American Arbitration Association. The arbitration shall be conducted by three arbitrators, one selected by the Company, the second selected by the Eligible Employee (or beneficiary) and the third mutually agreed to by the first two. The cost of such arbitration(s) shall be borne equally by the Company and the Eligible Employee and a majority decision of a panel of arbitrators shall be binding and conclusive, and judgment thereon may be entered in any court of competent jurisdiction.

     14. Right to Amend or Terminate Plan. The Company reserves the right to amend or terminate the Plan at any time except that no such amendment or termination shall adversely affect the payment of any amounts deferred prior to such amendment or termination. Written notice of any such amendment or termination shall be given to each Eligible Employee or, if such Eligible Employee is deceased, to his beneficiary. Upon termination of the Plan, the Company shall be obligated to pay to each Eligible Employee, or to the Eligible Employee's beneficiary if the Eligible Employee is deceased, an amount equal to the deferred compensation account in the name of the Eligible Employee. Such amount shall be payable in accordance with the first paragraph of Section 4, commencing within 60 days after the effective date of the termination of the Plan, provided that payments shall in no event commence prior to January 31, 2004.

     15. Applicable Law. The Plan shall be governed and construed in accordance with the laws of the State of Michigan.

     16. Subordination. The Company's obligations and Eligible Employees' rights under the Plan are subordinate to the Company's obligations under all "Notes," as that term is defined in the Securities Purchase Agreement between the Company and Harvard Private Capital Holdings, Inc. dated January 3, 1996.

     IN WITNESS WHEREOF, the Company has caused this amended and restated Plan to be executed by its duly authorized officer on December 28, 1995.

                              NUMATICS, INCORPORATED

                                   /S/ JOHN H. WELKER
                              By ________________________________
                                   John H. Welker

                                   Its: President

ATTEST:

/S/ ROBERT P. ROBESON
________________________
Robert P. Robeson

     Its: Secretary

                                  EXHIBIT A-1

THE UNDERSIGNED ELIGIBLE EMPLOYEE ACKNOWLEDGES THAT PARTICIPATION IN THE NUMATICS, INCORPORATED AMENDED AND RESTATED DEFERRED COMPENSATION PLAN WITH BENEFITS IN THE AMOUNT OF $75,878.40, SUBJECT TO THE TERMS OF THE AMENDED AND RESTATED PLAN, IS ACCEPTED IN SUBSTITUTION FOR AND IN LIEU OF ANY RIGHTS HE MAY HAVE UNDER THE NUMATICS ACQUISITION CORPORATION DEFERRED STOCK COMPENSATION PLAN.


                                             /S/ JOHN E. ACUFF
                                        ________________________
                                             John E. Acuff

                                             December 27, 1995

                                  EXHIBIT A-2

THE UNDERSIGNED ELIGIBLE EMPLOYEE ACKNOWLEDGES THAT PARTICIPATION IN THE NUMATICS, INCORPORATED AMENDED AND RESTATED DEFERRED COMPENSATION PLAN WITH BENEFITS IN THE AMOUNT OF $151,756.80, SUBJECT TO THE TERMS OF THE AMENDED AND RESTATED PLAN, IS ACCEPTED IN SUBSTITUTION FOR AND IN LIEU OF ANY RIGHTS HE MAY HAVE UNDER THE NUMATICS ACQUISITION CORPORATION DEFERRED STOCK COMPENSATION PLAN.


                                             /S/ DAVID K. DODDS
                                        ________________________
                                             David K. Dodds

                                             December 27, 1995

                              EXHIBIT A-3

THE UNDERSIGNED ELIGIBLE EMPLOYEE ACKNOWLEDGES THAT PARTICIPATION IN THE NUMATICS, INCORPORATED AMENDED AND RESTATED DEFERRED COMPENSATION PLAN WITH BENEFITS IN THE AMOUNT OF $130,656, SUBJECT TO THE TERMS OF THE AMENDED AND RESTATED PLAN, IS ACCEPTED IN SUBSTITUTION FOR AND IN LIEU OF ANY RIGHTS HE MAY HAVE UNDER THE NUMATICS ACQUISITION CORPORATION DEFERRED STOCK COMPENSATION PLAN.


                                             /S/ HENRY FLEISCHER
                                        ________________________
                                             Henry Fleischer

                                             December 27, 1995

                                  EXHIBIT A-4

THE UNDERSIGNED ELIGIBLE EMPLOYEE ACKNOWLEDGES THAT PARTICIPATION IN THE NUMATICS, INCORPORATED AMENDED AND RESTATED DEFERRED COMPENSATION PLAN WITH BENEFITS IN THE AMOUNT OF $39,028.80, SUBJECT TO THE TERMS OF THE AMENDED AND RESTATED PLAN, IS ACCEPTED IN SUBSTITUTION FOR AND IN LIEU OF ANY RIGHTS HE MAY HAVE UNDER THE NUMATICS ACQUISITION CORPORATION DEFERRED STOCK COMPENSATION PLAN.


                                             /S/ BRUCE W. HOPPE
                                        ________________________
                                             Bruce W. Hoppe

                                             December 27, 1995

                                  EXHIBIT A-5

THE UNDERSIGNED ELIGIBLE EMPLOYEE ACKNOWLEDGES THAT PARTICIPATION IN THE NUMATICS, INCORPORATED AMENDED AND RESTATED DEFERRED COMPENSATION PLAN WITH BENEFITS IN THE AMOUNT OF $5,760, SUBJECT TO THE TERMS OF THE AMENDED AND RESTATED PLAN, IS ACCEPTED IN SUBSTITUTION FOR AND IN LIEU OF ANY RIGHTS HE MAY HAVE UNDER THE NUMATICS ACQUISITION CORPORATION DEFERRED STOCK COMPENSATION PLAN.


                                             /S/ DAVID KING
                                        ________________________
                                             David King

                                             December 27, 1995

                                  EXHIBIT A-6

THE UNDERSIGNED ELIGIBLE EMPLOYEE ACKNOWLEDGES THAT PARTICIPATION IN THE NUMATICS, INCORPORATED AMENDED AND RESTATED DEFERRED COMPENSATION PLAN WITH BENEFITS IN THE AMOUNT OF $151,756.80, SUBJECT TO THE TERMS OF THE AMENDED AND RESTATED PLAN, IS ACCEPTED IN SUBSTITUTION FOR AND IN LIEU OF ANY RIGHTS HE MAY HAVE UNDER THE NUMATICS ACQUISITION CORPORATION DEFERRED STOCK COMPENSATION PLAN.


                                             /S/ DONALD E. McGEACHY
                                        ________________________________
                                             Donald E. McGeachy

                                             December 27, 1995

                                  EXHIBIT A-7

THE UNDERSIGNED ELIGIBLE EMPLOYEE ACKNOWLEDGES THAT PARTICIPATION IN THE NUMATICS, INCORPORATED AMENDED AND RESTATED DEFERRED COMPENSATION PLAN WITH BENEFITS IN THE AMOUNT OF $105,398.40, SUBJECT TO THE TERMS OF THE AMENDED AND RESTATED PLAN, IS ACCEPTED IN SUBSTITUTION FOR AND IN LIEU OF ANY RIGHTS HE MAY HAVE UNDER THE NUMATICS ACQUISITION CORPORATION DEFERRED STOCK COMPENSATION PLAN.


                                             /S/ ROBERT P. ROBESON
                                        _______________________________
                                             Robert P. Robeson

                                             December 27, 1995

                                  EXHIBIT A-8

THE UNDERSIGNED ELIGIBLE EMPLOYEE ACKNOWLEDGES THAT PARTICIPATION IN THE NUMATICS, INCORPORATED AMENDED AND RESTATED DEFERRED COMPENSATION PLAN WITH BENEFITS IN THE AMOUNT OF $17,280, SUBJECT TO THE TERMS OF THE AMENDED AND RESTATED PLAN, IS ACCEPTED IN SUBSTITUTION FOR AND IN LIEU OF ANY RIGHTS HE MAY HAVE UNDER THE NUMATICS ACQUISITION CORPORATION DEFERRED STOCK COMPENSATION PLAN.


                                             /S/ PHILLIP ROBINSON
                                        ______________________________
                                             Phillip Robinson

                                             December 27, 1995

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                                  EXHIBIT A-9

THE UNDERSIGNED ELIGIBLE EMPLOYEE ACKNOWLEDGES THAT PARTICIPATION IN THE NUMATICS, INCORPORATED AMENDED AND RESTATED DEFERRED COMPENSATION PLAN WITH BENEFITS IN THE AMOUNT OF $2,643,456, SUBJECT TO THE TERMS OF THE AMENDED AND RESTATED PLAN, IS ACCEPTED IN SUBSTITUTION FOR AND IN LIEU OF ANY RIGHTS HE MAY HAVE UNDER THE NUMATICS ACQUISITION CORPORATION DEFERRED STOCK COMPENSATION PLAN.


                                             /S/ JOHN H. WELKER
                                        _____________________________
                                             John H. Welker

                                             December 27, 1995